UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             November 9, 2001
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                  1-10105           51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission      (I.R.S. Employer
Incorporation or Organization)    File Number)   Identification Number)

 One Rollins Plaza, Wilmington, Delaware          19803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     On November 9, 2001, Matlack Systems, Inc., a Delaware corporation (the "Company"), through its wholly owned direct and indirect subsidiaries Matlack
(DE), Inc., Matlack, Inc., Transporters Adjusters, Inc., Matlack Leasing Corporation, Bayonne Terminals, Inc., Distribution Center of Bayonne, Inc., Bulk Terminals, Inc., Matlack International, Inc. and Matlack Properties, Inc.,
(collectively, "Matlack") completed the sale of certain assets, including rolling stock and personal property, to Southern Tank Leasing, Inc., an Alabama close corporation ("Southern Tank"). The Company and all of its direct and indirect wholly owned subsidiaries are the subjects of a voluntary petition seeking protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), which are consolidated for the purpose of joint administration as Case No. 01-1114 (MFW) (the "Bankruptcy Proceedings").

     The assets sold to Southern Tank consisted of approximately 1,179 truck tractor and truck trailer units and related personal property (the "Assets"). The Assets were sold pursuant to an Asset Purchase Agreement dated November 9, 2001 between Matlack and Southern Tank (the "Agreement"). A copy of the Agreement is attached to this Current Report on Form 8-K as Exhibit 2(c), and the Bill of Sale with respect to the assets is attached hereto as Exhibit 2(d). The sale of the Assets was approved by the Bankruptcy Court, as required by the U.S. Bankruptcy Code, pursuant to an order approving the sale of the Assets to Southern Tank free and clear of any liens, claims and encumbrances, and determining that the sale was exempt from any stamp, transfer, recording or similar tax.

     The gross amount of consideration received by the Company was $6,200,000, less certain adjustments with respect to the Assets. The majority of the net proceeds has been paid by the Company to First Union National Bank and to Ark-CLO 20000-1 Ltd., the Company's principal creditors, to satisfy their respective liens on the Assets. The remainder of the net proceeds has been paid to the Company. After funding the costs associated with the ongoing liquidation of its business, including the payment of employee salaries and related expenses, the Company expects to distribute these proceeds to its creditors upon the liquidation of the Company. The Company does not anticipate that the aggregate net proceeds from the sales of these assets will be sufficient to permit any distribution to stockholders, nor does the Company anticipate that the aggregate net proceeds from the sales of its total assets, whether previously announced or subsequently to be concluded, will be sufficient to permit any distribution to stockholders.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits:

          2(c) Asset  Purchase  Agreement  dated as of November 9, 2001  between
               Southern Tank Leasing, Inc. and Matlack (DE), Inc., Matlack, Inc., Transporters Adjusters, Inc., Matlack Leasing Corporation, Bayonne Terminals, Inc., Distribution Center of Bayonne, Inc., Bulk Terminals, Inc., Matlack International, Inc. and Matlack Properties, Inc.

          2(d) Bill of Sale dated  November  9, 2001 from  Matlack  (DE),  Inc.,
               Matlack, Inc., Transporters Adjusters, Inc., Matlack Leasing Corporation, Bayonne Terminals, Inc., Distribution Center of Bayonne, Inc., Bulk Terminals, Inc., Matlack International, Inc. and Matlack Properties, Inc. to Southern Tank Leasing, Inc.*

               * The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to these agreements to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MATLACK SYSTEMS, INC.


Dated:   December 11, 2001        By:
                                      ------------------------------------------
                                      Patrick J. Bagley
                                      Vice President-Finance & Treasurer

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
     2(c) Asset Purchase Agreement dated as of November 9, 2001 between Southern
          Tank Leasing, Inc. and Matlack (DE), Inc., Matlack, Inc., Transporters Adjusters, Inc., Matlack Leasing Corporation, Bayonne Terminals, Inc., Distribution Center of Bayonne, Inc., Bulk Terminals, Inc., Matlack International, Inc. and Matlack Properties, Inc.*

     2(d) Bill of Sale dated November 9, 2001 from Matlack (DE), Inc.,  Matlack,
          Inc., Transporters Adjusters, Inc., Matlack Leasing Corporation, Bayonne Terminals, Inc., Distribution Center of Bayonne, Inc., Bulk Terminals, Inc., Matlack International, Inc. and Matlack Properties, Inc. to Southern Tank Leasing, Inc.*

          * The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to these agreements to the Commission upon request.

Exhibit 2(c)

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                           SOUTHERN TANK LEASING, INC.

                                 THE "PURCHASER"

                                       and

                               MATLACK (DE), INC.;
                                 MATLACK, INC.;
                          TRANSPORTERS ADJUSTERS, INC.;
                          MATLACK LEASING CORPORATION;
                            BAYONNE TERMINALS, INC.;
                      DISTRIBUTION CENTER OF BAYONNE, INC.;
                              BULK TERMINALS, INC.;
                          MATLACK INTERNATIONAL, INC.;
                                       and
                            MATLACK PROPERTIES, INC.

                           COLLECTIVELY, THE "SELLER"

                                TABLE OF CONTENTS

1.       DEFINITIONS AND RULES OF CONSTRUCTION.................................1
1.1.     DEFINITIONS...........................................................1
1.2.     RULES OF CONSTRUCTION.................................................2
2.       PURCHASE AND SALE.....................................................3
2.1.     PURCHASE AND SALE OF ASSETS...........................................3
2.2.     PAYMENT OF PURCHASE PRICE.............................................4
2.3.     TRANSFER TAX ESCROW...................................................4
2.4.     OBLIGATIONS IN RESPECT OF REQUIRED CONSENTS...........................4
3.       REPRESENTATIONS AND WARRANTIES OF SELLER..............................5
3.1.     AUTHORITY.............................................................5
3.2.     TRANSFER OF PROPERTY..................................................5
3.3.     FILING OF CHAPTER 11 PLAN.............................................5
3.4.     EXCLUSIVITY OF REPRESENTATIONS........................................5
3.5.     DISCLAIMER............................................................5
4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER...........................6
4.1.     ORGANIZATION..........................................................6
4.2.     AUTHORITY.............................................................6
4.3.     CONSENTS..............................................................6
4.4.     BROKERS...............................................................6
5.       CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER......................7
5.1.     COMPLIANCE WITH COVENANTS.............................................7
5.2.     APPROVALS.............................................................7
5.3.     LITIGATION............................................................7
6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER.........................7
6.1.     REPRESENTATIONS AND WARRANTIES TRUE AS OF CLOSING DATE................7
6.2.     BANKRUPTCY CONDITION..................................................7
6.3.     PAYMENT...............................................................8
6.4.     LITIGATION............................................................8
6.5.     ADDITIONAL MATTERS....................................................8
7.       CLOSING...............................................................8
7.1.     CLOSING...............................................................8
7.2.     DELIVERIES BY THE SELLER..............................................8
7.3.     CONDITIONS CONSTITUTING DELIVERY BY SELLER............................9
7.4.     DELIVERIES BY THE PURCHASER...........................................9
7.5.     WAIVERS BY PURCHASER..................................................9
8.       POST-CLOSING OBLIGATIONS.............................................10
8.1.     CERTAIN CONSENTS.....................................................10
8.2.     CLEANING OF CERTAIN ROLLING STOCK BY SELLER..........................11
8.3      ACCEPTANCE OF UNITS AND PAYMENT OF RENT EXPENSES BY PURCHASER........11
8.4.     ASSIGNMENT OF CONTRACTS BY SELLER....................................12
8.5.     CONSENTS AND APPROVALS...............................................12
8.1.     FURTHER ASSURANCES...................................................13
9.       MISCELLANEOUS........................................................13
9.1.     EXPENSES.............................................................13
9.2.     LIQUIDATED DAMAGES...................................................13
9.3.     AMENDMENT............................................................13
9.4.     NOTICES..............................................................13
9.5.     WAIVERS..............................................................14
9.6.     COUNTERPARTS AND EXECUTION...........................................14
9.7.     HEADINGS.............................................................14
9.8.     APPLICABLE LAW AND JURISDICTION......................................14
9.9.     BINDING NATURE; ASSIGNMENT...........................................15
9.10.    NO THIRD PARTY BENEFICIARIES.........................................15
9.11.    TAX MATTERS..........................................................15
9.12.    TERMINATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS.............15
9.13.    CONSTRUCTION.........................................................15
9.14.    PUBLIC ANNOUNCEMENTS.................................................16
9.15.    ENTIRE UNDERSTANDING.................................................16

Schedules

Schedule A - Rolling Stock
Schedule B - Personalty
Schedule C - Titled Rolling Units
Schedule D - Untitled Units
Schedule E - Certificated Trailers
Schedule F - Uncertificated Trailers
Schedule G - First Union National Bank Liened Units
Schedule H - Ark-CLO 2000-1, Ltd. Liened Units
Schedule I - Tires
Schedule J - Non-Spec Trailers
Schedule K - Units to be Cleaned
Schedule L - Impaired Units
Schedule M - Post-Closing Acceptance  Schedule

Exhibits

Exhibit 1 - Bill of Sale
Exhibit 2 - First Union Release Letter
Exhibit 3 - Ark-CLO Release Letter
Exhibit 4 - Sale Order


                            ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this "Agreement") is dated as of November 9, 2001, by and among SOUTHERN TANK LEASING, INC. (the "Purchaser"), and MATLACK
(DE), INC., MATLACK, INC., TRANSPORTERS ADJUSTERS, INC., MATLACK LEASING CORPORATION, BAYONNE TERMINALS, INC., DISTRIBUTION CENTER OF BAYONNE, INC., BULK TERMINALS, INC., MATLACK INTERNATIONAL, INC., AND MATLACK PROPERTIES, INC. (each a "Debtor Entity" and collectively, the "Debtor Entities" or "Seller"), a debtor and debtor in possession under Chapter 11 Case No. 01-01114 (MWF) pending in the Bankruptcy Court for the District of Delaware. In consideration of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS AND RULES OF CONSTRUCTION.

     1.1. DEFINITIONS. Unless otherwise defined herein, terms used herein shall have the meanings set forth below:

     "Bankruptcy Code" means title 11 of the United States Code.

     "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware, having jurisdiction over the Seller and its assets.

     "Chapter 11 Case" means the pending case commenced by the Seller on March 29, 2001 under chapter 11 of the Bankruptcy Code in the Bankruptcy Court under docket no. 01-01114 (MWF).

     "Chapter 11 Plan" means the joint plan of liquidation of the bankruptcy estate of the Debtor Entities pursuant to Chapter 11 of the Bankruptcy Code.

     "Closing" means the consummation of the transactions contemplated herein in accordance with Article 9 hereof.

     "Contract" means any agreement, contract, commitment, or other binding arrangement or understanding primarily related to any Acquired Assets, whether written or oral, to which the Seller is a party.

     "Exhibits" means the exhibits to this Agreement.

     "Order" means any decree, order, injunction, rule, judgment, consent of or by any court or governmental authority.

     "Person"  means  any  corporation,   partnership,  joint  venture,  limited
liability company, organization, entity, authority or natural person.

     "Regulation" means any law, statute, regulation, ruling, rule or order of, administered or enforced by or on behalf of, any court or governmental authority.

     "Sale" means the consummation of the transactions contemplated under this Agreement as approved by the Sale Order.

     "Sale Order" means the order of the Bankruptcy Court, entered on November 6, 2001, which Order is in form and substance reasonably satisfactory to the Purchaser and the Seller.

     "Seller's Requests for Replacement" means Seller's request(s) to the appropriate government agency(ies) for replacement certificates of title or other evidence of ownership with respect to any Unit.

     "Schedules" means the schedules to this Agreement.

     "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including, without limitation, income, gross receipts, net proceeds, ad valorem, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, payroll, unemployment, stamp, leasing, lease, user, transfer, occupational, employees' income withholding and Social Security taxes imposed on the Sale by the United States or any other country or by any state, municipality, subdivision or instrumentality of the United States or of any other country or by any other tax authority, including all applicable penalties and interest.

     "Third Party" means any Person other than the Seller, the Purchaser or any of their respective Affiliates.

     "Unit" means any of the tractors, trailers or equipment listed on Schedule A and Schedule B hereto.

     1.2  RULES OF CONSTRUCTION.

          (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

          (b) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement or any other certificate, report or document made or delivered pursuant hereto, and each term defined in the plural form in Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

          (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

          (d) The word "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term, the phrase "may not" is prohibitive and not permissive, and the word "or" is not exclusive.

          (e) As used herein, the term "Seller" shall mean each of the Debtor Entities only with respect to itself and to the fullest extent that any or all of the Debtor Entities (as the case may be) can perform the obligations or make the representations contained herein. Except as expressly stated otherwise herein, any reference to "Seller" herein shall not, and shall not be deemed to:

               (i) create any joint or several liability between and among the Debtor Entities;

               (ii) create any indemnity or surety  between and among the Debtor
                    Entities with respect to any matters hereunder; nor

               (iii)require any of the Debtor Entities to perform any obligation of the any other, or to cause one of the Debtor Entities to perform such other party's respective obligations hereunder.

          (f) As used herein, the term "Acquired Assets" when used in reference to or in connection with any representation or action by the Seller, shall mean only those Acquired Assets which are owned by, or subject to the direct interest of the respective Seller. No references herein to Acquired Assets and to Seller shall be deemed to refer to assets of each of the Debtor Entities which are not owned or held by each of the Debtor Entities in their respective individual capacity.

2. PURCHASE AND SALE.

     2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, and subject and pursuant to the Sale Order, at the Closing the Seller shall sell, assign, transfer and deliver to the Purchaser, and the Purchaser shall purchase, acquire and take assignment and delivery of, for the consideration specified in Section
          2.2 hereof, all of the Seller's respective right, title and interest in and to the following assets (wherever located) (all of the assets to be sold, assigned, transferred and delivered to the Purchaser hereunder herein called the "Acquired Assets"):

          (a) One Thousand One Hundred Seventy-Nine (1,179) Units as set forth on Schedule A (collectively, the "Rolling Stock") and all other personalty and assets set forth on Schedule B (collectively, the "Personalty") wherever located; and

          (b) all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors directly in connection with the operation of or affecting the Rolling Stock or the Personalty, to the extent that such items are transferable by the Seller.

     2.2 PAYMENT OF PURCHASE PRICE. The aggregate purchase price for the Acquired Assets shall be equal to the sum of the following items (the "Purchase Price"), payable as set forth below, subject to adjustment as provided in Section 2.5 hereof:

          (a) the earnest money deposit in an amount equal to Six Hundred Twelve Thousand Five Hundred Dollars ($612,500.00) in cash (the "Deposit"), which Deposit has been previously paid by Purchaser to the account of Seller held by Seller's Counsel; plus

          (b) an amount equal to Five Million Five Hundred Eighty Seven Thousand Five Hundred Dollars ($5,587,500.00) upon Closing;

All amounts to be paid by Purchaser under or pursuant to this Agreement shall be paid to the Seller in cash in immediately available funds at Closing or at such other times as expressly required hereunder.

     2.3 TRANSFER TAX ESCROW. The Seller hereby directs that the sum of Twenty Nine Thousand Six Hundred Dollars ($29,600.00) (the "Transfer Tax Escrow") shall be retained in Klett Rooney Lieber & Schorling's Escrow Account to be applied to the possible payment of any transfer tax obligations in accordance with applicable orders of the Bankruptcy Court in the event that Seller converts the Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code, in which situation, the
          appropriate   sums  will  be  disbursed  to  the  appropriate   taxing
          authorities. Upon confirmation of the Chapter 11 Plan, the Transfer Tax Escrow shall be disbursed to the Seller. Purchaser acknowledges that any and all transfer taxes due in connection with the Sale are the obligation of Purchaser. Purchaser shall reimburse to Seller any amounts required to be paid from the Transfer Tax Escrow promptly upon Seller's request therefore. Purchaser shall indemnify and hold harmless the Seller for the payment of any amounts inevitably due to taxing authorities for transfer taxes which exceed the Transfer Tax Escrow.

     2.4  OBLIGATIONS IN RESPECT OF REQUIRED CONSENTS.

          (a) The Seller shall not be required to incur any liability for any expenses, costs or obligations on account of consents required from any Third Party in connection with this Agreement or the transactions contemplated hereby, other than the Seller's professional fees incurred in connection with the negotiation and preparation of this Agreement. The Purchaser shall cooperate with the Seller's efforts to obtain any such required consents.

          (b) The Seller shall not be required to incur any liability for any expense, cost or obligation in order to satisfy any governmental requirement.

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Each of the Debtor Entities represents and warrants, only with respect to itself, to the Purchaser as of the date of this Agreement and the Closing Date (except where such representation or warranty is made as of a specific date), as follows:

     3.1 AUTHORITY. Each of the Debtor Entities has all necessary corporate power and authority to own its respective Units and to carry on its respective business and to enter into and perform its respective obligations under this Agreement and the transactions contemplated hereby.

     3.2 TRANSFER OF PROPERTY. At and as of the Closing Date, the Seller will have the right to sell, convey, transfer, assign and deliver to the Purchaser the Acquired Assets on the terms set forth in the Sale Order.

     3.3 FILING OF CHAPTER 11 PLAN. Seller is presently preparing and shall file a Chapter 11 Plan.

     3.4 EXCLUSIVITY OF REPRESENTATIONS. The representations and warranties made by the Seller in this Agreement are in lieu of and are exclusive of all other representations and warranties, including, without limitation, any implied warranties. The Seller hereby disclaims any such other or implied representations or warranties notwithstanding the delivery or disclosure to the Purchaser or its officers, directors, employees, agents, or representatives of any documentation or other information (including any financial projections or other supplemental data). The Seller hereby disclaims any warranty (express or implied) of merchantability or fitness for any particular purpose as to any Acquired Asset.

     3.5 DISCLAIMER. EXCEPT FOR THE SELLER'S REPRESENTATIONS AND WARRANTIES CONTAINED IN THS ARTICLE 3 HEREOF; (a) THE SELLER HAS NOT MADE, AND THE PURCHASER HAS NOT RELIED, AND WILL NOT RELY, ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER RELATING TO THE ACQUIRED ASSETS; (b) THE PURCHASER SHALL ACCEPT THE ACQUIRED ASSETS "AS IS," "WHERE IS" AND "WITH ALL FAULTS," AND THE PURCHASER SHALL RELY UPON ITS OWN EXAMINATION THEREOF. THE PURCHASER EXPRESSLY ACKNOWLEDGES THAT THE SELLER HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION REGARDING THE ACQUIRED ASSETS OR THE OBLIGATIONS ASSUMED BY PURCHASER HEREUNDER, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE SCHEDULES, AND THE PURCHASER FURTHER AGREES THAT NEITHER THE SELLER NOR ANY OTHER PERSON SHALL HAVE OR BE SUBJECT TO ANY LIABILITY TO THE PURCHASER OR ANY OTHER PERSON RESULTING FROM THE PURCHASER'S USE OF ANY SUCH ACQUIRED ASSETS OR INFORMATION. THE SELLER HAS NOT MADE, AND DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY REPRESENTATION, WARRANTY OR INDEMNITY WITH RESPECT TO ENVIRONMENTAL HAZARDS, LIABILITY, COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS WITH RESPECT TO ENVIRONMENTAL MATTERS OR ANY ACQUIRED ASSET, THE QUALITY OF ANY ACQUIRED ASSET, THE MERCHANTABILITY OF ANY ACQUIRED
          ASSET, OR THE FITNESS OF ANY ACQUIRED ASSET FOR ANY PARTICULAR PURPOSE. PURCHASER EXPRESSLY ACKNOWLEDGES, AND ACCEPTS THE ACQUIRED ASSETS SUBJECT TO, THE FOREGOING DISCLAIMERS.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents to Seller as follows.

     4.1 ORGANIZATION. The Purchaser is a corporation validly existing and in good standing under the laws of the State of Alabama and has the full power and authority to execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereby.

     4.2 AUTHORITY. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Purchaser and do not and will not violate any provisions of its organizational documents, any applicable Regulation or any Contract or Order binding upon it. This Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     4.3 CONSENTS. No notice to, filing with, authorization of, exemption by, or consent of any authority is required in order for the Purchaser to consummate the transactions contemplated hereby.

     4.4 BROKERS. Other than the Break-Up Fee payable by Purchaser to Michael Fox International in accordance with the Sale Order (the "Break-Up Fee"), the Purchaser has incurred no liability to any broker, finder or agent with respect to the payment of any commission regarding the consummation of the transactions contemplated hereby. The Purchaser agrees that if any claims for commissions, fees or other compensation, including, without limitation, brokerage fees, finder's fees, or commissions are ever asserted against the Purchaser or the Seller in connection with this transaction, all such claims shall be handled and paid by the party whose actions form the basis of such claim and such party shall indemnify (with counsel reasonably satisfactory to the party(ies) entitled to indemnification) and hold the other harmless from and against any and all such claims or demands asserted by any person, firm or corporation in connection with the transaction contemplated hereby. Purchaser agrees to promptly indemnify Seller for any liability, cost, expense, claim, or damage (including attorney fees and expenses) incurred by Seller arising from Purchaser's failure to pay the Break-Up Fee or any portion thereof.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. The obligations of the Purchaser under this Agreement are, at the option of the Purchaser, subject to satisfaction of the following conditions precedent on or before the Closing Date.

     5.1 COMPLIANCE WITH COVENANTS. The Seller shall have performed and complied, in all material respects, with the obligations and covenants required by this Agreement to be performed or complied with by the Seller on or prior to the Closing Date.

     5.2 APPROVALS. Except as otherwise expressly provided herein, all authorizations, consents, filing and approvals necessary to permit the Seller to perform the transactions contemplated hereby shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to the Purchaser, shall not be subject to the satisfaction of any condition that has not been satisfied or waived and shall be in full force and effect. All terminations or expirations of waiting periods imposed by any governmental authority necessary for the transactions contemplated under this Agreement, if any, shall have occurred.

     5.3 LITIGATION. No Order shall have been issued restricting, prohibiting or staying the consummation of the transactions contemplated by this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of the Seller under this Agreement are, at the option of the Seller, subject to the satisfaction of the following conditions precedent on or before the Closing Date.

     6.1 REPRESENTATIONS AND WARRANTIES TRUE AS OF CLOSING DATE. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects (except for such changes as are contemplated by the terms of this Agreement) on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct as of that date in all material respects) with the same force and effect as though made by the Purchaser on and as of the Closing Date. The Purchaser shall have performed and complied, in all material respects, with the obligations and covenants required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

     6.2 BANKRUPTCY CONDITION. Any motion for rehearing or reconsideration of the Sale Order shall have been denied or withdrawn, and the time allowed for appeals of the Sale Order shall have expired without any appeal having been taken or, if the Sale Order shall have been appealed, no stay shall be in effect. Notwithstanding the provisions of this Section 6.2, nothing in this Agreement shall preclude the Seller or the Purchaser from consummating the transactions contemplated herein if the Seller, in its sole discretion, waives the requirement that the Sale Order or any other Order shall have become final orders. No notice of such waiver of this or any other condition to Closing need be given except to the Purchaser, it being the intention of the parties hereto that the Seller shall be entitled to, and is not waiving, the protection of section 363(m) of the Bankruptcy Code, the mootness doctrine and any similar statute or body of law if the Closing occurs in the absence of final orders.

     6.3  PAYMENT.   The  Purchaser  shall  have  paid  the  Purchase  Price  in accordance with Section 2.2 hereof.

     6.4 LITIGATION. No Order shall have been issued restricting, prohibiting or staying the consummation of the transactions contemplated by this Agreement.

     6.5 ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement or by the other agreements referred to herein shall be reasonably satisfactory in form and substance to the Seller and its counsel. The Seller shall have received such additional documents, instruments or items of information reasonably requested by it in respect of any aspect or consequence of the transactions contemplated hereby.

7. CLOSING.

     7.1 CLOSING. Provided that the Sale Order shall have been entered and no stay with respect thereto shall be in effect, the Closing shall take place on November 9, 2001 at the Seller's offices at 1 Rollins Plaza, 2200 Concord Pike, Wilmington, DE 19803 at 9:30 a.m. EST (the "Closing Date").

     7.2 DELIVERIES BY THE SELLER. At the Closing, the Seller will deliver the following to the Purchaser:

          (a)  a Bill of Sale  substantially  in the  form  attached  hereto  as
               Exhibit 1 duly executed by the Seller with respect to the Acquired Assets to be transferred by Seller; and

          (b) certificates of title with respect to the Rolling Stock for which certificates of title are available, which are listed on Schedule C hereto (the "Titled Units") duly endorsed for transfer to the Purchaser (provided, however, that if any such certificates of title are not readily obtainable by the Seller as of the Closing Date, the Seller shall be permitted to deliver, within fifteen
               (15) business days after Closing, such certificates of title or copies of Seller's Requests for Replacement; and

          (c) documentation evidencing ownership, or copies of Seller's Requests for Replacement, with respect to the Rolling Stock for which certificates of title are not available, which are listed on Schedule D hereto (the "Untitled Units"); and

          (d) certificates of compliance with respect to the Units listed on Schedule E hereto, (the "Certificated Trailers") provided that Purchaser acknowledges that as to the tanks set forth on Schedule F hereto (the "Uncertificated Trailers") the tank manufacturer is no longer in business and it is therefore impossible for Seller to deliver the certificates of compliance; and

          (e) a release letter executed by an authorized signatory of First Union National Bank ("First Union"), which is attached hereto as
               Exhibit 2 (the "First Union Release Letter"), under which First Union releases its liens on the assets listed on Schedule G hereto (the "First Union Liened Units"); and

          (f) a release letter executed by an authorized signatory of Ark-CLO 2000-1 Ltd. ("Ark-CLO"), which is attached hereto as Exhibit 3 (the "Ark-CLO Release Letter"), under which Ark-CLO releases its liens on the assets listed on Schedule H hereto (the "Ark-CLO Liened Units"); and

          (g) a copy of the executed Sale Order, which is hereby incorporated herein by reference and is attached as Exhibit 4 hereto.

     7.3 CONDITIONS CONSTITUTING DELIVERY BY SELLER. The Acquired Assets shall be deemed to be delivered according to the following conditions:

          (a) The Rolling Stock shall be deemed to be delivered upon delivery by Seller of certificates of title or other documents evidencing ownership as discussed in Section 7.2(b), (c) and (d) above.

          (b) Purchaser hereby expressly agrees that with respect to the tires located at the terminals specified on Schedule I hereto (the "Tires"), identification by Seller of the locations of the Tires constitutes delivery of the Tires.

     7.4 DELIVERIES BY THE PURCHASER. At the Closing, the Purchaser will deliver the following:

          (a) the Purchase Price payable at Closing pursuant to and in accordance with Section 2.2 hereof and the Sale Order; and

          (b) all other documents and agreements required pursuant to this Agreement or reasonably necessary to permit Purchaser and Seller to effect the transactions contemplated hereunder, including execution and delivery of any certificates of title or other certifications, agreements or documents necessary to accept transfer of any of the Acquired Assets and to the extent reasonably requested by Seller, evidence of payment of any taxes imposed upon Purchaser with respect to the transactions hereunder or the acceptance of any of the Acquired Assets.

     7.5 WAIVERS BY PURCHASER. Purchaser agrees to waive any and all rights conferred to it under this Agreement with respect to the following Units and under the following conditions:

          (a) Purchaser acknowledges that any and all of the Rolling Stock and Personalty located at the Spartanburg terminal (the "Spartanburg Assets") may have been damaged and Purchaser hereby agrees to accept all of the Acquired Assets including without limitation the Spartanburg Assets as-is, where-is and with all faults and agrees to waive any right to reject the Spartanburg Assets on any basis; and

          (b) In the event that Seller fails to clean or cause to be cleaned the any of the Part B Units (as defined in Section 8.2 below) within the Cleaning Period (as defined in Section 8.2 below), Purchaser shall within ten (10) days after expiration of the Cleaning Period (the "Election Period") deliver written notice to Seller stating that Purchaser is electing to waive, without recourse to the Seller, the Seller's performance of its obligations under Section 8.2 hereof with respect to the Part B Units and that Purchaser is electing to accept delivery of all, or certain of, the Part B Units "AS IS, WHERE IS" in accordance with the terms of this Agreement. If Purchaser shall fail to deliver the notice required pursuant to this Section 7.5(b) on or before the expiration of the Election Period with respect to all or any of the Part B Units, then Purchaser shall be deemed to have elected not to accept the Part B Units (or the Part B Units which are not included in any notice actually delivered in accordance with Section 7.5(b)). As to any Part B Units which Purchaser does not elect to accept as described in this Section 7.5(b), the Purchaser agrees to waive its right to take possession of such Part B Units and hereby releases Seller from all obligations to Purchaser with respect to such Part B Units, such that upon expiration of the Cleaning Period, Seller shall have the right to sell or otherwise dispose of such Part B Units to a Third Party.

          (c) Purchaser acknowledges that the Units appearing on Schedule J (the "Non-Spec Trailers") are not eligible for Certificates of Compliance, and Purchaser agrees to accept delivery of such Non-Spec Trailers and waives the right to reject any Non-Spec Trailers on the basis that Certificates of Compliance are not available for the Non-Spec Trailers. Seller's failure to deliver Certificates of Compliance with respect to any Non-Spec Trailer shall not constitute a default on the part of Seller under this Agreement or the Sale Order.

8. POST-CLOSING OBLIGATIONS.

     8.1 CERTAIN CONSENTS. If a consent of a third party which is required in order to assign any Acquired Asset or any Contract (or in each case, any claim, right or benefit arising thereunder or resulting therefrom) is not obtained prior to the Closing Date, or if an attempted assignment would be ineffective or would adversely affect the ability of the Seller to convey its interest in question to the Purchaser, the Seller will cooperate with the Purchaser and use commercially reasonable efforts, at the Purchaser's expense, in any lawful arrangement to provide that the Purchaser shall receive the Seller's interest in the benefits of such Acquired Asset. If any consent or waiver is not obtained before the Closing Date and the Closing is nevertheless consummated, the Seller agrees to continue to use commercially reasonable efforts to obtain all such consents as have not been obtained prior to such date. The Purchase Price shall not be subject to adjustment, and the Closing of the transactions contemplated by this Agreement shall not be delayed, by reason of any inability to obtain consent for assignment of any Acquired Asset. The Purchaser acknowledges that certain consents to the transactions contemplated by this Agreement may be required from parties to agreements, contracts, leases or Permits (written or otherwise) comprising the Acquired Assets to which the Seller is a party, and such consents may not be obtained. The Purchaser agrees that Seller shall not have any liability whatsoever to Purchaser arising out of or relating to the failure to obtain any consents that may have been or may be required in connection with the transactions contemplated by this Agreement or because of the default, acceleration or termination of any such agreement, contract, lease or Permit comprising the Acquired Assets as a result thereof. The Purchaser further agrees that no representation, warranty or covenant of the Seller contained herein shall be breached or deemed breached and no condition of the Purchaser shall be deemed not to be satisfied as a result of the failure to obtain any consent or as a result of any such default, acceleration or termination or any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any persons arising out of or relating to the failure to obtain any consent or any such default, acceleration or termination.

               CLEANING OF CERTAIN ROLLING STOCK BY SELLER. Within sixty (60) days after Closing (the "Cleaning Period"), Seller shall (i) internally clean or cause to be internally cleaned all of the Units listed in Part A of Schedule K hereto (the "Part A Units"); and (ii) use its commercially reasonable efforts to internally clean or cause to be internally cleaned all of the Units listed in Part B of Schedule K, (the "Part B Units", and together with the Part A Units collectively referred to as the "Units to be Cleaned"). Seller will utilize or cause to be utilized standard industry procedures referred to as "cleaning for a future load" with respect to the cleaning of the Units to be Cleaned, and the Units to be Cleaned shall be deemed to be clean for purposes of Seller's obligation under this Section upon completion of such standard industry procedures. Seller is under no obligation under this Section to clean or cause to be cleaned the Units listed on Schedule L hereto (the "Impaired Units") and Purchaser agrees to accept the Impaired Units as-is and with all faults. Purchaser agrees that all Units not appearing on Schedule K or Schedule L are clean per Purchaser's inspection.

               ACCEPTANCE OF UNITS AND PAYMENT OF RENT EXPENSES BY PURCHASER. Purchaser agrees to remove all Units from the premises at which such Units are located at the time of Closing in accordance with the times specified by Seller on the Post Closing Acceptance and Rental Schedule attached as Schedule M hereto (the "Post-Closing Acceptance Schedule"). In the event that Purchaser fails to do so, Purchaser agrees to indemnify and reimburse Seller for all expenses (the "Post-Closing Rental Expenses") incurred by Seller as a result of Purchaser's failure to remove any Units or any resulting extended storage period. Purchaser agrees to remit reimbursement for the Post-Closing Rental Expenses to Seller within five (5) days of receipt of an invoice for the Post-Closing Rental Expenses from Seller. Seller acknowledges that Purchaser is free to negotiate independent Unit storage or rental arrangements with each property owner of the premises at which Units are located (a "Lessor") in lieu of reimbursing Seller for any Post-Closing Rental Expenses, provided that reimbursement for the Post-Closing Rental Expenses shall be deemed to be due and payable unless and until Seller receives a notice signed by the appropriate Lessor(s) that independent arrangements have been made and which releases Seller from any rental obligations that Seller otherwise would have incurred as a result of Purchaser's failure to remove the relevant Units from the premises of the Lessor(s

     8.4 ASSIGNMENT OF CONTRACTS BY SELLER. Purchaser acknowledges that certain of the Units may be subject to Contracts, under which Seller's rights may or may not be assignable to Purchaser. To the extent that Seller's rights under such Contracts are assignable, Seller agrees to use commercially reasonable efforts to take all steps necessary to effect such assignments of its rights within thirty (30) days after Closing. In consideration for Seller's assignment of its rights under such Contracts, Purchaser hereby relinquishes any right to seek indemnity from Seller for any liabilities Purchaser may incur arising from such Contracts, for any events that occur after or that occurred prior to Closing, including any past actions of Seller which may give rise to future liability for Purchaser as assignee of Seller's rights and obligations under the Contracts. Purchaser acknowledges that the only obligation Seller agrees to incur is to enforce on Purchaser's behalf any Contract under which Seller's rights could not be assigned to Purchaser.

     8.5  CONSENTS AND  APPROVALS.  Subject to the  provisions  of Article 3 and
          Section 8.1 hereof, the Seller and Purchaser shall cooperate with each other:

          (a) to obtain all necessary consents and approvals, as reasonably requested by the Purchaser, to consummate the purchase and sale of the Acquired Assets, together with any other necessary consents and approvals to consummate the transactions contemplated hereby, including, without limitation, obtaining the Sale Order; and

          (b) to make, as reasonably requested by the Purchaser, all filings, applications, statements and reports to all authorities that are required to be made prior to or after the Closing Date by or on behalf of the Seller or any of its Affiliates pursuant to any applicable Regulation in connection with this Agreement and the transactions contemplated hereby.

               provided, that the Seller shall not be required to make any filing in connection with the transfer of the Acquired Assets or take any other action required by this sentence unless the Purchaser pays any and all fees and other charges imposed by any applicable authority in connection with such filing, transfer or other requested action. In the event that certain Acquired Assets are not transferable on or before the Closing, but such Acquired Assets are transferable after the Closing, the Seller shall continue to use such commercially reasonable efforts in cooperation with the Purchaser after the Closing as may be required to obtain all required consents and approvals to transfer such Acquired Assets after Closing and shall do all things reasonably necessary to give the Purchaser the benefits that would be obtained with respect to such Acquired Assets; provided, however, the Seller shall in no event be required to take any action required by this sentence unless the Purchaser pays any and all fees and other charges imposed by any applicable authority in connection with such filing, transfer or other requested action.

     8.6 FURTHER ASSURANCES. The Seller shall execute such documents and take such further actions as may be reasonably required to carry out the provisions of this Agreement and the transactions contemplated hereby; provided, however, that the Seller shall not be obligated to incur or be liable for any expense, cost or obligation in connection therewith. The Seller shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions set forth in Articles 7, 8 and 10 hereof. The Purchaser shall execute such documents and take such further actions as may be reasonably required to carry out the provisions of this agreement and the transactions contemplated hereby; provided, however, that the Purchaser shall not be obligated to incur or be liable for any expense, cost or obligation in connection therewith. The Purchaser shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions set forth in
          Article 7, 8 and 10 hereof.

9. MISCELLANEOUS.

     9.1 EXPENSES. Each party hereto shall bear its own costs and expenses, including attorneys' fees, with respect to the transactions contemplated hereby. Notwithstanding the foregoing, in the event of any action or proceeding to interpret or enforce this Agreement, the prevailing party in such action or proceeding (i.e., the party who, in light of the issues contested or determined in the action or proceeding, was more successful) shall be entitled to have and recover from the non-prevailing party such costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees) as the prevailing party may incur in the pursuit or defense thereof.

     9.2 LIQUIDATED DAMAGES. In the event the Closing is not consummated as a result of a breach by the Purchaser, the Seller's remedy shall include, but not be limited to, the retention of the full amount of the Deposit as liquidated damages. In addition, in the event that the Purchaser breaches the Confidentiality Agreement, in addition to retaining the full amount of the Deposit, the Seller shall be entitled to exercise all other rights existing in its favor.

     9.3 AMENDMENT. This Agreement may not be amended, modified or supplemented except by a written instrument signed by all of the parties to this Agreement.

     9.4 NOTICES. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person, (b) on the date of transmission if sent by telex, telecopy or other wire transmission (with answer back confirmation of such transmission), (c) upon delivery, if delivered by a nationally known commercial courier service providing next day delivery service (such as Federal Express), or (d) upon delivery, or refusal of delivery, if deposited in the U.S. mail, certified or registered mail, return receipt requested, postage prepaid. A copy of each notice delivered by the Seller or the Purchaser under this Agreement shall be delivered to the Seller or Purchaser at the addresses listed below, or to such other individual or address as a party hereto may designate for itself by notice given as herein provided:

IF TO SELLER:                        WITH A COPY TO:

Matlack Systems, Inc.                Klett   Rooney    Lieber   &   Schorling, a
One Rollings Plaza                   professional corporation
2200 Concord Pike                    Two Logan Square, 12th Floor
Wilmington, DE  19803                Philadelphia, PA 19103-2756
Attn: Mr. Pat Bagley                 Attn:  William H. Schorling, Esq.
Telephone:  302-426-2930             Telephone:  215-567-7500
Facsimile:  302-426-3298             Facsimile:    215-567-2737

IF TO PURCHASER:                     WITH A COPY TO:

Southern Tank Leasing                Heiman, Aber, Goldlust & Baker
P.O. Box 1237, Hwy. 43 South         First Federal Plaza
Demopolis, AL  36732                 702 King Street, Suite 600
Attn:  Boyd L. Ducket                Wilmington, DE  19801
Telephone:  334-289-8885             Attn:  Henry A. Heiman
Facsimile:  334-289-8801             Telephone:  302-658-1800
                                     Facsimile:  302-658-1473

     9.5 WAIVERS. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     9.6 COUNTERPARTS AND EXECUTION. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

     9.7 HEADINGS. The headings preceding the text of the Articles and Sections of this Agreement and the Schedules hereto are for convenience only and shall not be deemed part of this Agreement.

     9.8 APPLICABLE LAW AND JURISDICTION. THIS AGREEMENT (AND ALL DOCUMENTS, INSTRUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED PURSUANT TO THE TERMS AND PROVISIONS HEREOF (COLLECTIVELY, THE "ANCILLARY DOCUMENTS")) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE BANKRUPTCY CODE AND TO THE EXTENT NOT INCONSISTENT WITH THE BANKRUPTCY CODE, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION. THE PURCHASER AND THE SELLER FURTHER AGREE THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION OVER ALL DISPUTES AND OTHER MATTERS RELATING TO
          (A) THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT; AND/OR (B) THE ACQUIRED ASSETS AND/OR ASSUMED LIABILITIES AND THE PURCHASER EXPRESSLY CONSENTS TO AND AGREES NOT TO CONTEST SUCH EXCLUSIVE JURISDICTION; PROVIDED, HOWEVER, THAT IF THE BANKRUPTCY COURT REFUSES TO ACCEPT JURISDICTION OVER ANY SUCH DISPUTE, THEN ANY STATE OR FEDERAL COURT LOCATED IN DELAWARE SHALL HAVE JURISDICTION OVER SUCH DISPUTE AND THE PURCHASER AND THE SELLER HEREBY CONSENT TO THE JURISDICTION OF SUCH COURT IN ANY SUCH CASE.

     9.9 BINDING NATURE; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without prior written consent of the other parties (which shall not be unreasonably withheld or delayed); except
          (a) that the Purchaser may assign any of its rights (but not its obligations) hereunder to any Affiliate, wholly-owned subsidiary or its lenders, (b) the Purchaser may grant a security interest in its rights and interests hereunder to its lenders, (c) the rights and interests hereunder may be assigned to a trustee appointed under chapter 11 or chapter 7 of the Bankruptcy Code, (d) this Agreement may be assigned to any entity appointed as successor to the Seller pursuant to a confirmed chapter 11 plan and (e) as otherwise provided in this Agreement. Nothing contained herein, express or implied, is intended to confer on any Person other than the parties hereto or their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     9.10 NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon third parties any rights, remedies, claims, or causes of action.

     9.11 TAX MATTERS. In the event that section 1146(c) of the Bankruptcy Code does not apply to the transactions contemplated hereby, the Purchaser shall be responsible for the timely payment of all sales, use, transfer (including, without limitation, documentary transfer, stamp and like taxes) and similar taxes payable in connection with the consummation of the transactions contemplated by this Agreement and the sale and transfer of the Acquired Assets to the Purchaser or its designee.

     9.12 TERMINATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties made by the Seller in this Agreement shall terminate on the Closing Date upon the purchase of the Acquired Assets by the Purchaser and the Seller shall have no liability after the Closing Date for any breach of any representation or warranty. Except as expressly set forth in Section 9 hereof, all covenants of the Seller shall lapse at, and be of no further force and effect following, the Closing.

     9.13 CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     9.14 PUBLIC ANNOUNCEMENTS. Except as required by law or in connection with the Chapter 11 Case, neither the Seller nor the Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto relating to the contents and manner of presentation and publication thereof, which approval will not be unreasonably withheld or delayed. Prior to making any public disclosure required by applicable law, the disclosing parties shall give the other party a copy of the proposed disclosure and reasonable opportunity to comment on the same.

     9.15 ENTIRE UNDERSTANDING. This Agreement, the Exhibits and the Schedules hereto set forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and the Agreement, the Exhibits and the Schedules hereto supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement, the Exhibits and the Schedules.

                                                  ______________________________
                                                  Signatures appear on next page

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                    THE PURCHASER:
                                    SOUTHERN TANK LEASING, INC.
WITNESS:
        --------------------        By:      /s/ Boyd Duckett
                                    -------------------------
                                    Name:    Boyd Ducket
                                    Title:   Executive Vice President

                                    THE SELLER:
                                    MATLACK (DE), INC.
WITNESS:/s/ Patrick J. Bagley
        ----------------------      By: /s/ Michael B. Kinnard
                                    --------------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS:/s/ Patrick J. Bagley       MATLACK, INC.
        ---------------------
                                    By: /s/ Michael B. Kinnard
                                    --------------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Michael B. Kinnard     TRANSPORTERS ADJUSTERS, INC.
        -----------------------
                                    By: /s/ Patrick J. Bagley
                                        ---------------------
                                    Name:    Patrick J. Bagley
                                    Title:   Secretary

WITNESS: /s/ Patrick J. Bagley      MATLACK LEASING CORPORATION
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      BAYONNE TERMINALS, INC.
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      DISTRIBUTION CENTER OF BAYONNE, INC.
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      BULK TERMINALS, INC.
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      MATLACK INTERNATIONAL, INC.
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      MATLACK PROPERTIES
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

WITNESS: /s/ Patrick J. Bagley      MATLACK SYSTEMS, INC.
        ----------------------
                                    By: /s/ Michael B. Kinnard
                                        ----------------------
                                    Name:    Michael B. Kinnard
                                    Title:   President

Exhibit 2(d)

--------------------------------------------------------------------------------
                                  BILL OF SALE
--------------------------------------------------------------------------------

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Instrument") is made as of November 9, 2001 (the "Effective Date"), by and between MATLACK, INC., MATLACK (DE), INC., MATLACK, INC., TRANSPORTERS ADJUSTERS, INC., MATLACK LEASING CORPORATION, BAYONNE TERMINALS, INC., DISTRIBUTION CENTER OF BAYONNE, INC., BULK TERMINALS, INC., MATLACK INTERNATIONAL, INC., AND MATLACK PROPERTIES, INC. (collectively, the "Debtor Entity" or "Seller") debtors and debtors in possession under Chapter 11 Case No. 01-01114 pending in the United States Bankruptcy Court for the District of Delaware, and SOUTHERN TANK LEASING, INC., a Alabama corporation ("Transferee").

                                    RECITALS

WHEREAS, the Debtor Entity has sought relief under Chapter 11 of Title 11 of the United States Code (the "Code") by commencing a voluntary case (the "Bankruptcy Case") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of November 9, 2001 (the "Purchase Agreement"), and the documents and agreements delivered pursuant thereto, the Debtor Entity and Transferee have agreed that Transferee shall purchase the rights and assets identified on Exhibit A attached hereto (collectively, the "Purchased Assets") in the manner and subject to the terms and conditions set forth in the Purchase Agreement and the applicable provisions of the Code, and pursuant and subject to the "Order under 11 U.S.C. ss.ss.105(a), 363, and 1146(c), and Fed. R. Bankr. P. 2002, 6004 and 9014, (A)
Authorizing and Approving Sale of Rolling Stock free and clear of Liens, Claims, and Encumbrances, and (B) Determining that Such Sale is Exempt from any Stamp, Transfer, Recording or Similar Tax" entered by the Bankruptcy Court on November 6, 2001 (a copy of which is attached hereto at Exhibit B) (the "Sale Order"); and

WHEREAS, in furtherance and confirmation of the provisions of the Purchase Agreement and the Sale Order, the Debtor Entity has agreed to sell, convey, assign and transfer to Transferee all of its respective rights, title and interests to said Purchased Assets, all in the manner and subject to the terms and conditions set forth in the Sale Order and as set forth more specifically in this Instrument; and

WHEREAS, the parties hereto wish to confirm by this Instrument their intention that the Purchased Assets be and have been transferred to Transferee in accordance with the Sale Order.

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, agree as follows:

1. TRANSFER OF ASSETS.

     (a) Transferee has paid to (as for the benefit of) Debtor Entity the amount of SIX MILLION TWO HUNDRED THOUSAND DOLLARS ($6,200,000.00) (the "Purchase Price") in full payment for the Purchased Assets. The Debtor Entity acknowledges receipt of the Purchase Price and shall make (or cause to be made) the disbursement of the Purchase Price as required by (or on behalf of) the Debtor Entity pursuant to the Sale Order.

     (b) Except as otherwise provided hereunder, and as provided in and subject to the Sale Order, the Debtor Entity hereby unconditionally assigns, transfers, conveys, sets over, grants, bargains, sells and delivers to Transferee, as of the Effective Date, and Transferee has accepted and hereby accepts, as of the Effective Date, all right, title and interest of the Debtor Entity in and to all of the Purchased Assets.

     (c) Pursuant to the Sale Order, the Purchased Assets are hereby transferred to Transferee free and clear of all existing mortgages, liens, encumbrances, security interests and claims of any nature in accordance with Section 363(f) of the Code, for Transferee to have and to hold the Purchased Assets unto Transferee, its successors and assigns, to and for its and their use and benefit forever.

     (d) Except as otherwise specifically set forth in this Instrument or the Sale Order, the Purchased Assets are being transferred by the Debtor Entity on an "AS IS, WHERE IS" BASIS, in the condition and at the respective locations of the Purchased Assets on the Effective Date, and the Debtor Entity makes no warranties, express or implied, with respect to the assets, including but not limited to any warranty of merchantability or warranty of fitness for a particular purpose.

     (e) Transferee acknowledges that upon Closing, Transferee has received the entirety of the Debtor Entity's files related to the Purchased assets.

2. POWER OF ATTORNEY. For the consideration aforesaid, the Debtor Entity hereby constitutes and appoints Transferee, its successors and assigns, the true and lawful attorney or attorneys of the Debtor Entity with full power of substitution, for the Debtor Entity and in its respective name and stead, or otherwise, but on behalf and for the benefit of Transferee, its successors and assigns, to demand and receive from time to time, any and all of the Purchased Assets given, granted, assigned, transferred, conveyed, set over, confirmed and delivered and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of the Debtor Entity, but for the benefit of Transferee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Transferee, its successors or assigns, may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to the Purchased Assets hereby given, granted, assigned, transferred, set over, confirmed, delivered or conveyed, and to defend or compromise any or all actions, suits or proceedings in respect of any said Purchased Assets and do all such acts and things in relation thereto as Transferee, its successors and assigns, shall deem advisable, the Debtor Entity hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by the Debtor Entity in any manner and for any reason.

3. FURTHER ASSURANCES. The Debtor Entity and its respective successors and assigns, hereby covenants with Transferee, and its successors and assigns, that the Debtor Entity (and its respective successors and assigns) will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, and powers of attorney, conveying and confirming unto Transferee (and its successors and assigns) all and singular, the Purchased Assets hereby granted, assigned, transferred, conveyed and delivered as Transferee (or its successors or assigns) shall reasonably require; provided, however, that Transferee, or its successors and assigns, shall prepare all necessary documentation.

4. ENTIRE AGREEMENT. This Instrument together with the Purchase Agreement and the documents delivered pursuant thereto constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior writing, agreement or understanding among the parties, or between the Debtor Entity and any other party, with respect to the subject matter hereof.

5. AMENDMENT; WAIVER. Except as provided otherwise herein, this Instrument may not be amended, nor may any rights hereunder be waived, except by an instrument in writing signed by the parties hereto.

6. COUNTERPARTS. This Instrument may be executed in any number of counterparts of the signature pages, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

7. HEADINGS. The section and other headings contained in this Instrument are for reference purposes only and shall not affect the meaning or interpretation of this Instrument.

8. RECITALS. The recitals set forth at the beginning of this Instrument are fully incorporated into the body of this Instrument.

9. SEVERABILITY. If any provision of that Instrument is declared void by any court or regulatory agency of competent jurisdiction, the validity of any other provision of this Instrument shall not be affected and shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Instrument so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the agreements contemplated hereby are fulfilled to the extent possible after such a determination.

10. SURVIVAL. All representations and warranties made by the Debtor Entity and Transferee in this Agreement or in any exhibit, certificate, document or instrument delivered pursuant to the provisions of this Instrument or in connection with the transactions contemplated in this Instrument, and the remedies of the other party with respect thereto, shall survive the execution of this Instrument.

11. BINDING EFFECT. This Instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

12. GOVERNING LAW. This Instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

                                            ___________________________
                                          Signatures appear on next page


IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be duly executed and delivered, intending to be legally bound hereby.

                                      THE TRANSFEREE:

WITNESS:                              SOUTHERN TANK LEASING, INC.
        -----------------------
                                      By: /s/ Boyd Duckett
                                          ----------------
                                      Name:   Boyd Ducket
                                      Title:  Executive Vice President

                                      THE DEBTOR ENTITY:

WITNESS: /s/ Patrick J. Bagley        MATLACK (DE), INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        MATLACK, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Michael B. Kinnard       TRANSPORTERS ADJUSTERS, INC.
        -----------------------
                                      By: /s/ Patrick J. Bagley
                                          ---------------------
                                      Name:    Patrick J. Bagley
                                      Title:   Secretary

WITNESS: /s/ Patrick J. Bagley        MATLACK LEASING CORPORATION
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        BAYONNE TERMINALS, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        DISTRIBUTION CENTER OF BAYONNE, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        BULK TERMINALS, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        MATLACK INTERNATIONAL, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        MATLACK PROPERTIES
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President

WITNESS: /s/ Patrick J. Bagley        MATLACK SYSTEMS, INC.
        ----------------------
                                      By: /s/ Michael B. Kinnard
                                          ----------------------
                                      Name:    Michael B. Kinnard
                                      Title:   President